UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2015

LendingTree, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34063	26-2414818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 5, 2015, LendingTree, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other underwriters named in Schedule A thereto (collectively, the “Underwriters”), for whom Merrill Lynch, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. are acting as Representatives (in such capacity, the “Representatives”), and the person listed in Schedule B thereto (the “Selling Shareholder”), relating to the underwritten offering of 977,500 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, of which the Company issued and sold 852,500 shares, after giving effect to the exercise by the Underwriters of their option to acquire an additional 127,500 shares from the Company, and the Selling Shareholder sold 125,000 shares (the “Offering”). The Underwriters have agreed to purchase the Shares from the Company and the Selling Shareholder pursuant to the Underwriting Agreement at a public offering price of $115.00 per share.

The Offering is being made only by means of a prospectus. An automatic shelf registration statement (including a prospectus) relating to the offering of common stock and other securities of the Company was filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2015, and became effective upon filing (Registration No. 333-207718) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on November 6, 2015. The closing of the Offering took place on November 12, 2015.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares to the Underwriters, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

Sheppard, Mullin, Richter & Hampton LLP, counsel to the Company, has issued an opinion to the Company, dated November 12, 2015, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated November 5, 2015, by and among the Company, the Underwriters and the Selling Shareholder.

5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP.

23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

November 12, 2015

	By:	/s/ Katharine Pierce
Katharine Pierce
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated November 5, 2015, by and among the Company, the Underwriters and the Selling Shareholder.

5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP.

23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1 above).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.